Exhibit 99.1

Media Contact: Jessica Stejskal | SVP Marketing Jessica.Stejskal@bwbmn.com | 952.893.6860	Investor Contact: Justin Horstman | VP Investor Relations Justin.Horstman@bwbmn.com | 952.542.5169

April 23, 2025

Bridgewater Bancshares, Inc. Announces First Quarter 2025 Financial Results

First Quarter 2025 Highlights

●	Net income of $9.6 million, or $0.31 per diluted common share; adjusted net income of $10.1 million, or $0.32 per diluted common share.(1)
●	Pre-provision net revenue(1) increased $1.5 million, or 11.5%, from the fourth quarter of 2024.
●	Net interest income increased $3.2 million, or 12.0%, from the fourth quarter of 2024.
●	Net interest margin (on a fully tax-equivalent basis) of 2.51% for the first quarter of 2025, an increase of 19 basis points from the fourth quarter of 2024.
●	Gross loans increased by $151.6 million, or 15.9% annualized, from the fourth quarter of 2024.
●	Total deposits increased by $75.7 million, or 7.5% annualized, from the fourth quarter of 2024; core deposits(2) increased by $63.7 million, or 8.3% annualized, from the fourth quarter of 2024.
●	Efficiency ratio(1) of 55.5%, down from 56.8% for the fourth quarter of 2024; adjusted efficiency ratio(1) of 53.7%, down from 55.2% for the fourth quarter of 2024.
●	Annualized net loan charge-offs as a percentage of average loans of 0.00%, compared to 0.03% for the fourth quarter of 2024.
●	Nonperforming assets to total assets of 0.20% at March 31, 2025, compared to 0.01% at December 31, 2024.
●	Tangible book value per share(1) of $13.89 at March 31, 2025, an increase of 12.2% annualized, from the fourth quarter of 2024.
●	Repurchased 45,005 shares of common stock at an aggregate purchase price of $0.6 million.

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB) (the Company), the parent company of Bridgewater Bank (the Bank), today announced net income of $9.6 million for the first quarter of 2025, compared to $8.2 million for the fourth quarter of 2024, and $7.8 million for the first quarter of 2024. Earnings per diluted common share were $0.31 for the first quarter of 2025, compared to $0.26 for the fourth quarter of 2024, and $0.24 for the first quarter of 2024. Adjusted net income, a non-GAAP financial measure, was $10.1 million for the first quarter of 2025, compared to $8.6 million for the fourth quarter of 2024, and $7.8 million for the first quarter of 2024. Adjusted earnings per diluted common share, a non-GAAP financial measure, were $0.32 for the first quarter of 2025, compared to $0.27 for the fourth quarter of 2024, and $0.24 for the first quarter of 2024.

“Bridgewater is off to a strong start in 2025 with the continuation of growth and profitability momentum which began in late 2024,” said Chairman and Chief Executive Officer, Jerry Baack. “Core deposit growth trends continued, allowing us to be more offensive-minded on the loan growth front. With increased demand resulting in a strong loan pipeline, we saw our second consecutive quarter of robust organic loan growth. In addition, revenue growth accelerated in the first quarter as declining deposit costs drove continued net interest margin expansion.

“While a new wave of economic uncertainty has been introduced into the market, the key for us is to remain focused on doing what we do best. This includes being experts in our markets, supporting our clients, maintaining superb asset quality, and continuing to grow tangible book value.”

Key Financial Measures

	As of and for the Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Per Common Share Data
Basic Earnings Per Share	$0.31	$0.26	$0.25
Diluted Earnings Per Share	0.31	0.26	0.24
Adjusted Diluted Earnings Per Share (1)	0.32	0.27	0.24
Book Value Per Share	14.60	14.21	13.30
Tangible Book Value Per Share (1)	13.89	13.49	13.20

Financial Ratios
Return on Average Assets (2)	0.77%	0.68%	0.69%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.13	1.05	0.95
Return on Average Shareholders' Equity (2)	8.39	7.16	7.35
Return on Average Tangible Common Equity (1)(2)	9.22	7.43	7.64
Net Interest Margin (3)	2.51	2.32	2.24
Core Net Interest Margin (1)(3)	2.37	2.24	2.18
Cost of Total Deposits	3.18	3.40	3.32
Cost of Funds	3.17	3.38	3.34
Efficiency Ratio (1)	55.5	56.8	58.2
Noninterest Expense to Average Assets (2)	1.45	1.40	1.33
Tangible Common Equity to Tangible Assets (1)	7.48	7.36	7.72
Common Equity Tier 1 Risk-based Capital Ratio (Consolidated) (4)	9.03	9.08	9.21

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	0.80%	0.71%	0.69%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.18	1.09	0.95
Adjusted Return on Average Shareholders' Equity (2)	8.77	7.49	7.35
Adjusted Return on Average Tangible Common Equity (2)	9.68	7.82	7.64
Adjusted Efficiency Ratio	53.7	55.2	58.2
Adjusted Noninterest Expense to Average Assets (2)	1.41	1.36	1.33

Balance Sheet and Asset Quality (dollars in thousands)
Total Assets	$5,136,808	$5,066,242	$4,723,109
Total Loans, Gross	4,020,076	3,868,514	3,784,205
Deposits	4,162,457	4,086,767	3,807,225
Loan to Deposit Ratio	96.6%	94.7%	99.4%
Net Loan Charge-Offs to Average Loans (2)	0.00	0.03	0.00
Nonperforming Assets to Total Assets (5)	0.20	0.01	0.01
Allowance for Credit Losses to Total Loans	1.34	1.35	1.36

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Income Statement

Net Interest Margin and Net Interest Income

Net interest margin (on a fully tax-equivalent basis) for the first quarter of 2025 was 2.51%, a 19 basis point increase from 2.32% in the fourth quarter of 2024, and a 27 basis point increase from 2.24% in the first quarter of 2024. Core net interest margin (on a fully tax-equivalent basis), a non-GAAP financial measure which excludes the impact of loan fees and purchase accounting accretion and amortization, was 2.37% for the first quarter of 2025, a 13 basis point increase from 2.24% in the fourth quarter of 2024, and a 19 basis point increase from 2.18% in the first quarter of 2024.

●	Net interest margin expanded to 2.51% in the first quarter of 2025 primarily due to lower costs of deposits, higher purchase accounting accretion, and higher core loan yields.

Net interest income was $30.2 million for the first quarter of 2025, an increase of $3.2 million from $27.0 million in the fourth quarter of 2024, and an increase of $5.6 million from $24.6 million in the first quarter of 2024.

●	The linked-quarter increase in net interest income was primarily due to increased loan interest and fee income, higher purchase accounting accretion, and lower costs of deposits.
●	The year-over-year increase in net interest income was primarily due to growth and higher yields in the securities and loan portfolios.

Interest income was $65.7 million for the first quarter of 2025, an increase of $2.4 million from $63.3 million in the fourth quarter of 2024, and an increase of $7.0 million from $58.7 million in the first quarter of 2024.

●	The yield on interest earning assets (on a fully tax-equivalent basis) was 5.43% in the first quarter of 2025, compared to 5.40% in the fourth quarter of 2024, and 5.28% in the first quarter of 2024.
●	The linked-quarter and year-over-year increases in the yield on interest earning assets were primarily due to growth and repricing of the loan portfolio in the higher interest rate environment and purchase accounting accretion attributable to the acquisition of First Minnetonka City Bank (FMCB).
●	The aggregate loan yield increased to 5.61% in the first quarter of 2025, six basis points higher than 5.55% in the fourth quarter of 2024, and 23 basis points higher than 5.38% in the first quarter of 2024.
●	Core loan yield, a non-GAAP financial measure, increased three basis points to 5.50% in the first quarter of 2025.

A summary of interest and fees recognized on loans for the periods indicated is as follows:

	Three Months Ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Interest	5.50%	5.47%	5.47%	5.42%	5.31%
Fees	0.07	0.08	0.10	0.08	0.07
Accretion	0.04	—	—	—	—
Yield on Loans	5.61%	5.55%	5.57%	5.50%	5.38%

Interest expense was $35.5 million for the first quarter of 2025, a decrease of $857,000 from $36.4 million in the fourth quarter of 2024, and an increase of $1.5 million from $34.0 million in the first quarter of 2024.

●	The cost of interest bearing liabilities was 3.82% in the first quarter of 2025, compared to 4.06% in the fourth quarter of 2024, and 4.03% in the first quarter of 2024.
●	The linked-quarter and year-over-year decreases in the cost of interest bearing liabilities were primarily due to lower rates paid on deposits and decreases in average brokered deposit balances.

Interest expense on deposits was $32.1 million for the first quarter of 2025, a decrease of $707,000 from $32.8 million in the fourth quarter of 2024, and an increase of $1.9 million from $30.2 million in the first quarter of 2024.

●	The cost of total deposits was 3.18% in the first quarter of 2025, compared to 3.40% in the fourth quarter of 2024, and 3.32% in the first quarter of 2024.
●	The linked-quarter decrease in the cost of total deposits was primarily due to interest rate cuts by the Federal Reserve that occurred in the fourth quarter of 2024 and the reduction of higher cost funding.
●	The year-over-year increase in the cost of total deposits was primarily due to higher balances in interest bearing transaction deposits, savings and money market deposits, and time deposits.

Provision for Credit Losses

The provision for credit losses on loans and leases was $1.5 million for the first quarter of 2025, compared to $1.5 million for the fourth quarter of 2024 and $850,000 the first quarter of 2024.

●	The provision for credit losses on loans recorded in the first quarter of 2025 was primarily attributable to increased growth in the loan portfolio.
●	The allowance for credit losses on loans to total loans was 1.34% at March 31, 2025, compared to 1.35% at December 31, 2024, and 1.36% at March 31, 2024.

The provision for credit losses for off-balance sheet credit exposures was $-0- for the first quarter of 2025, compared to $725,000 for the fourth quarter of 2024, and a negative provision of $100,000 for the first quarter of 2024.

Noninterest Income

Noninterest income was $2.1 million for the first quarter of 2025, a decrease of $454,000 from $2.5 million for the fourth quarter of 2024, and an increase of $529,000 from $1.6 million for the first quarter of 2024.

●	The linked-quarter decrease was primarily due to lower letter of credit fees and swap fees, offset partially by an increase in investment advisory fees.
●	The year-over-year increase was primarily due to higher customer service fees, letter of credit fees, and investment advisory fees.

Noninterest Expense

Noninterest expense was $18.1 million for the first quarter of 2025, an increase of $1.3 million from $16.8 million for the fourth quarter of 2024 and an increase of $2.9 million from $15.2 million for the first quarter of 2024.

●	The linked-quarter increase was primarily due to increases in salaries and employee benefits, increased operating costs related to the FMCB acquisition, primarily driven by the inclusion of a full quarter of FMCB expenses, and merger-related expenses.
●	The year-over-year increase was primarily attributable to increases in salaries and employee benefits, increased operating costs related to the acquisition, and merger-related expenses, offset partially by a decrease in the FDIC insurance assessment, which resulted from decreased brokered deposits and moderated loan growth.
●	Noninterest expense for the first quarter of 2025 included $565,000 of merger-related expenses, compared to $488,000 for the fourth quarter of 2024.
●	The efficiency ratio, a non-GAAP financial measure, was 55.5% for the first quarter of 2025, compared to 56.8% for the fourth quarter of 2024, and 58.2% for the first quarter of 2024.
●	The Company had 292 full-time equivalent employees at March 31, 2025, compared to 290 at December 31, 2024, and 255 at March 31, 2024.

Income Taxes

The effective combined federal and state income tax rate was 23.9% for the first quarter of 2025, compared to 22.0% for the fourth quarter of 2024, and 23.5% for the first quarter of 2024.

Balance Sheet

Loans

(dollars in thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Commercial	$528,801	$497,662	$493,403	$518,762	$483,069
Leases	43,958	44,291	—	—	—
Construction and Land Development	128,073	97,255	118,596	134,096	200,970
1-4 Family Construction	39,438	41,961	45,822	60,551	65,606
Real Estate Mortgage:
1 - 4 Family Mortgage	479,461	474,383	421,179	416,944	417,773
Multifamily	1,534,747	1,425,610	1,379,814	1,404,835	1,389,345
CRE Owner Occupied	196,080	191,248	182,239	185,988	182,589
CRE Nonowner Occupied	1,055,157	1,083,108	1,032,142	1,070,050	1,035,702
Total Real Estate Mortgage Loans	3,265,445	3,174,349	3,015,374	3,077,817	3,025,409
Consumer and Other	14,361	12,996	12,395	9,159	9,151
Total Loans, Gross	4,020,076	3,868,514	3,685,590	3,800,385	3,784,205
Allowance for Credit Losses on Loans	(53,766)	(52,277)	(51,018)	(51,949)	(51,347)
Net Deferred Loan Fees	(7,218)	(6,801)	(5,705)	(6,214)	(6,356)
Total Loans, Net	$3,959,092	$3,809,436	$3,628,867	$3,742,222	$3,726,502

Total gross loans at March 31, 2025 were $4.02 billion, an increase of $151.6 million, or 15.9% annualized, over total gross loans of $3.87 billion at December 31, 2024, and an increase of $235.9 million, or 6.2%, over total gross loans of $3.78 billion at March 31, 2024.

●	The increase in the loan portfolio during the first quarter of 2025 was due to increased loan originations.

Deposits

(dollars in thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Noninterest Bearing Transaction Deposits	$791,528	$800,763	$713,309	$705,175	$698,432
Interest Bearing Transaction Deposits	840,378	862,242	805,756	752,568	783,736
Savings and Money Market Deposits	1,372,191	1,259,503	980,345	943,994	979,773
Time Deposits	326,821	338,506	347,080	373,713	352,510
Brokered Deposits	831,539	825,753	900,952	1,032,262	992,774
Total Deposits	$4,162,457	$4,086,767	$3,747,442	$3,807,712	$3,807,225

Total deposits at March 31, 2025 were $4.16 billion, an increase of $75.7 million, or 7.5% annualized, over total deposits of $4.09 billion at December 31, 2024, and an increase of $355.2 million, or 9.3%, over total deposits of $3.81 billion at March 31, 2024.

●	Core deposits, defined as total deposits excluding brokered deposits and certificates of deposits greater than $250,000, increased $63.7 million, or 8.3% annualized, from the fourth quarter of 2024. Growth in core deposits was due to both increased balances of existing clients and new client acquisitions. Based on the nature of the Company’s client base, core deposit balances can fluctuate from quarter to quarter, as deposit growth is not always linear.

Asset Quality

Overall asset quality remained superb due to the Company’s measured risk selection, consistent underwriting standards, active credit oversight, and experienced lending and credit teams.

●	Annualized net charge-offs as a percentage of average loans were 0.00% for the first quarter of 2025, compared to 0.03% for the fourth quarter of 2024, and 0.00% for the first quarter of 2024.
●	At March 31, 2025, the Company’s nonperforming assets, which include nonaccrual loans, loans past due 90 days and still accruing, and foreclosed assets, were $10.3 million, or 0.20% of total assets, compared to $301,000, or 0.01% of total assets, at December 31, 2024, and $269,000, or 0.01% of total assets, at March 31, 2024. The increase in nonperforming assets was primarily due to one central business district office loan that previously had a special mention risk rating.
●	Loans with potential weaknesses that warranted a watch/special mention risk rating at March 31, 2025 totaled $38.3 million, compared to $46.6 million at December 31, 2024, and $21.6 million at March 31, 2024.
●	Loans that warranted a substandard risk rating at March 31, 2025 totaled $31.6 million, compared to $21.8 million at December 31, 2024, and $33.8 million at March 31, 2024.

Capital

Total shareholders’ equity at March 31, 2025 was $469.0 million, an increase of $11.0 million, or 2.4%, compared to total shareholders’ equity of $457.9 million at December 31, 2024, and an increase of $35.4 million, or 8.2%, over total shareholders’ equity of $433.6 million at March 31, 2024.

●	The linked-quarter and year-over-year increases were primarily due to net income retained and a decrease in unrealized losses in the securities portfolio, offset partially by a decrease in unrealized gains in the derivatives portfolio, preferred stock dividends, and stock repurchases.
●	The Common Equity Tier 1 Risk-Based Capital Ratio was 9.03% at March 31, 2025, compared to 9.08% at December 31, 2024, and 9.21% at March 31, 2024.
●	Tangible common equity as a percentage of tangible assets, a non-GAAP financial measure, was 7.48% at March 31, 2025, compared to 7.36% at December 31, 2024, and 7.72% at March 31, 2024.

Tangible book value per share, a non-GAAP financial measure, was $13.89 as of March 31, 2025, an increase of 12.2% annualized from $13.49 as of December 31, 2024, and an increase of 5.2% from $13.20 as of March 31, 2024.

During the first quarter of 2025, the Company repurchased 45,005 shares of its common stock at an aggregate purchase price of $0.6 million.

●	The Company had $14.7 million remaining under its current share repurchase authorization at March 31, 2025.

Today, the Company also announced that its Board of Directors has declared a quarterly cash dividend on its 5.875% Non-Cumulative Perpetual Preferred Stock, Series A (Series A Preferred Stock). The quarterly cash dividend of $36.72 per share, equivalent to $0.3672 per depositary share, each representing a 1/100th interest in a share of the Series A Preferred Stock (Nasdaq: BWBBP), is payable on June 2, 2025 to shareholders of record of the Series A Preferred Stock at the close of business on May 15, 2025.

Conference Call and Webcast

The Company will host a conference call to discuss its first quarter 2025 financial results on Thursday, April 24, 2025 at 8:00 a.m. Central Time. The conference call can be accessed by dialing 844-481-2913 and requesting to join the Bridgewater Bancshares earnings call. To listen to a replay of the conference call via phone, please dial 877-344-7529 and enter access code 9827138. The replay will be available through May 1, 2025. The conference call will also be available via a live webcast on the Investor Relations section of the Company’s website, investors.bridgewaterbankmn.com, and archived for replay.

About the Company

Bridgewater Bancshares, Inc. (Nasdaq: BWB) is a St. Louis Park, Minnesota-based financial holding company founded in 2005. Its banking subsidiary, Bridgewater Bank, is a premier, full-service bank dedicated to providing responsive support and simple solutions to businesses, entrepreneurs, and successful individuals across the Twin Cities. Bridgewater offers a comprehensive suite of products and services spanning deposits, lending, and treasury management solutions. Bridgewater has also received numerous awards for its banking services and esteemed corporate culture. With total assets of $5.1 billion and nine strategically located branches as of March 31, 2025, Bridgewater is one of the largest locally-led banks in Minnesota and is committed to being the finest entrepreneurial bank. For more information, please visit www.bridgewaterbankmn.com.

Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures used in this earnings release to the comparable GAAP measures are provided in the accompanying tables.

Forward-Looking Statements

This earnings release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of, or changes to, existing policies and executive orders, including tariffs, immigration policy, regulatory or other governmental agencies, foreign policy, and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, including future monetary policies of the Federal Reserve in response thereto, and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including CRE loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of FMCB, including the possibility that the merger may be more difficult or expensive to integrate than anticipated, and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Bridgewater Bancshares, Inc. and Subsidiaries
Financial Highlights

(dollars in thousands, except share data)

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
Income Statement
Net Interest Income	$30,208	$26,967	$25,599	$24,996	$24,631
Provision for Credit Losses	1,500	2,175	—	600	750
Noninterest Income	2,079	2,533	1,522	1,763	1,550
Noninterest Expense	18,136	16,812	15,760	15,539	15,189
Net Income	9,633	8,204	8,675	8,115	7,831
Net Income Available to Common Shareholders	8,620	7,190	7,662	7,101	6,818

Per Common Share Data
Basic Earnings Per Share	$0.31	$0.26	$0.28	$0.26	$0.25
Diluted Earnings Per Share	0.31	0.26	0.27	0.26	0.24
Adjusted Diluted Earnings Per Share (1)	0.32	0.27	0.28	0.26	0.24
Book Value Per Share	14.60	14.21	14.06	13.63	13.30
Tangible Book Value Per Share (1)	13.89	13.49	13.96	13.53	13.20
Basic Weighted Average Shares Outstanding	27,568,772	27,459,433	27,382,798	27,386,713	27,691,401
Diluted Weighted Average Shares Outstanding	28,036,506	28,055,532	27,904,910	27,748,184	28,089,805
Shares Outstanding at Period End	27,560,150	27,552,449	27,425,690	27,348,049	27,589,827

Financial Ratios
Return on Average Assets (2)	0.77%	0.68%	0.73%	0.70%	0.69%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.13	1.05	0.96	0.94	0.95
Return on Average Shareholders' Equity (2)	8.39	7.16	7.79	7.49	7.35
Return on Average Tangible Common Equity (1)(2)	9.22	7.43	8.16	7.80	7.64
Net Interest Margin (3)	2.51	2.32	2.24	2.24	2.24
Core Net Interest Margin (1)(3)	2.37	2.24	2.16	2.17	2.18
Cost of Total Deposits	3.18	3.40	3.58	3.46	3.32
Cost of Funds	3.17	3.38	3.54	3.49	3.34
Efficiency Ratio (1)	55.5	56.8	58.0	58.7	58.2
Noninterest Expense to Average Assets (2)	1.45	1.40	1.33	1.35	1.33

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets	0.80%	0.71%	0.75%	0.70%	0.69%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.18	1.09	0.98	0.94	0.95
Adjusted Return on Average Shareholders' Equity	8.77	7.49	7.94	7.49	7.35
Adjusted Return on Average Tangible Common Equity	9.68	7.82	8.34	7.80	7.64
Adjusted Efficiency Ratio	53.7	55.2	57.2	58.7	58.2
Adjusted Noninterest Expense to Average Assets	1.41	1.36	1.31	1.35	1.33

Balance Sheet
Total Assets	$5,136,808	$5,066,242	$4,691,517	$4,687,035	$4,723,109
Total Loans, Gross	4,020,076	3,868,514	3,685,590	3,800,385	3,784,205
Deposits	4,162,457	4,086,767	3,747,442	3,807,712	3,807,225
Total Shareholders' Equity	468,975	457,935	452,200	439,241	433,611
Loan to Deposit Ratio	96.6%	94.7%	98.3%	99.8%	99.4%
Core Deposits to Total Deposits (4)	76.2	76.0	71.5	67.9	69.3

Asset Quality
Net Loan Charge-Offs to Average Loans (2)	0.00%	0.03%	0.10%	0.00%	0.00%
Nonperforming Assets to Total Assets (5)	0.20	0.01	0.19	0.01	0.01
Allowance for Credit Losses to Total Loans	1.34	1.35	1.38	1.37	1.36

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
Capital Ratios (Consolidated) (6)
Tier 1 Leverage Ratio	9.10%	9.45%	9.75%	9.66%	9.66%
Common Equity Tier 1 Risk-based Capital Ratio	9.03	9.08	9.79	9.41	9.21
Tier 1 Risk-based Capital Ratio	10.55	10.64	11.44	11.03	10.83
Total Risk-based Capital Ratio	13.62	13.76	14.62	14.16	14.00
Tangible Common Equity to Tangible Assets (1)	7.48	7.36	8.17	7.90	7.72

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.
(6)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.

Bridgewater Bancshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(dollars in thousands, except share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash and Cash Equivalents	$166,205	$229,760	$191,859	$134,093	$143,355
Bank-Owned Certificates of Deposit	4,139	4,377	—	—	—
Securities Available for Sale, at Fair Value	764,626	768,247	664,715	601,057	633,282
Loans, Net of Allowance for Credit Losses	3,959,092	3,809,436	3,628,867	3,742,222	3,726,502
Federal Home Loan Bank (FHLB) Stock, at Cost	18,984	19,297	18,626	15,844	17,195
Premises and Equipment, Net	49,442	49,533	47,777	47,902	48,299
Foreclosed Assets	—	—	434	—	20
Accrued Interest	17,700	17,711	16,750	16,944	16,696
Goodwill	11,982	11,982	2,626	2,626	2,626
Other Intangible Assets, Net	7,620	7,850	163	171	180
Bank-Owned Life Insurance	45,025	44,646	38,219	35,090	34,778
Other Assets	91,993	103,403	81,481	91,086	100,176
Total Assets	$5,136,808	$5,066,242	$4,691,517	$4,687,035	$4,723,109

Liabilities and Equity
Liabilities
Deposits:
Noninterest Bearing	$791,528	$800,763	$713,309	$705,175	$698,432
Interest Bearing	3,370,929	3,286,004	3,034,133	3,102,537	3,108,793
Total Deposits	4,162,457	4,086,767	3,747,442	3,807,712	3,807,225
Notes Payable	13,750	13,750	13,750	13,750	13,750
FHLB Advances	349,500	359,500	349,500	287,000	317,000
Subordinated Debentures, Net of Issuance Costs	79,766	79,670	79,574	79,479	79,383
Accrued Interest Payable	4,525	4,008	3,458	3,999	4,405
Other Liabilities	57,835	64,612	45,593	55,854	67,735
Total Liabilities	4,667,833	4,608,307	4,239,317	4,247,794	4,289,498

Shareholders' Equity
Preferred Stock- $0.01 par value; Authorized 10,000,000
Preferred Stock - Issued and Outstanding 27,600 Series A shares ($2,500 liquidation preference) at March 31, 2025 (unaudited), December 31, 2024, September 30, 2024 (unaudited), June 30, 2024 (unaudited), and March 31, 2024 (unaudited)	66,514	66,514	66,514	66,514	66,514
Common Stock- $0.01 par value; Authorized 75,000,000
Common Stock - Issued and Outstanding 27,560,150 at March 31, 2025 (unaudited), 27,552,449 at December 31, 2024, 27,425,690 at September 30, 2024 (unaudited), 27,348,049 at June 30, 2024 (unaudited), and 27,589,827 at March 31, 2024 (unaudited)	276	276	274	273	276
Additional Paid-In Capital	95,503	95,088	94,597	93,205	95,069
Retained Earnings	318,041	309,421	302,231	294,569	287,468
Accumulated Other Comprehensive Loss	(11,359)	(13,364)	(11,416)	(15,320)	(15,716)
Total Shareholders' Equity	468,975	457,935	452,200	439,241	433,611
Total Liabilities and Equity	$5,136,808	$5,066,242	$4,691,517	$4,687,035	$4,723,109

Bridgewater Bancshares, Inc. and Subsidiaries
Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
Interest Income
Loans, Including Fees	$53,820	$51,870	$51,895	$51,385	$49,581
Investment Securities	9,397	9,109	8,725	8,177	7,916
Other	2,491	2,345	2,407	1,316	1,172
Total Interest Income	65,708	63,324	63,027	60,878	58,669

Interest Expense
Deposits	32,103	32,810	34,187	31,618	30,190
Federal Funds Purchased	—	42	2	853	304
Notes Payable	258	275	296	296	295
FHLB Advances	2,156	2,229	1,942	2,125	2,258
Subordinated Debentures	983	1,001	1,001	990	991
Total Interest Expense	35,500	36,357	37,428	35,882	34,038

Net Interest Income	30,208	26,967	25,599	24,996	24,631
Provision for Credit Losses	1,500	2,175	—	600	750

Net Interest Income After Provision for Credit Losses	28,708	24,792	25,599	24,396	23,881

Noninterest Income
Customer Service Fees	495	394	373	366	342
Net Gain (Loss) on Sales of Securities	1	—	(28)	320	93
Net Gain on Sales of Foreclosed Assets	—	62	—	—	—
Letter of Credit Fees	455	849	424	387	316
Debit Card Interchange Fees	137	145	152	155	141
Swap Fees	42	521	26	—	—
Bank-Owned Life Insurance	379	362	352	312	301
Investment Advisory Fees	325	—	—	—	—
Other Income	245	200	223	223	357
Total Noninterest Income	2,079	2,533	1,522	1,763	1,550

Noninterest Expense
Salaries and Employee Benefits	11,371	10,605	9,851	9,675	9,433
Occupancy and Equipment	1,234	1,181	1,069	1,092	1,057
FDIC Insurance Assessment	450	609	750	725	875
Data Processing	619	445	368	472	412
Professional and Consulting Fees	994	989	1,149	852	889
Derivative Collateral Fees	451	426	381	528	486
Information Technology and Telecommunications	971	877	840	812	796
Marketing and Advertising	327	479	367	317	322
Intangible Asset Amortization	230	52	9	8	9
Other Expense	1,489	1,149	976	1,058	910
Total Noninterest Expense	18,136	16,812	15,760	15,539	15,189

Income Before Income Taxes	12,651	10,513	11,361	10,620	10,242
Provision for Income Taxes	3,018	2,309	2,686	2,505	2,411
Net Income	9,633	8,204	8,675	8,115	7,831
Preferred Stock Dividends	(1,013)	(1,014)	(1,013)	(1,014)	(1,013)
Net Income Available to Common Shareholders	$8,620	$7,190	$7,662	$7,101	$6,818

Earnings Per Share
Basic	$0.31	$0.26	$0.28	$0.26	$0.25
Diluted	0.31	0.26	0.27	0.26	0.24

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	March 31, 2025			December 31, 2024			March 31, 2024
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$205,897	$2,056	4.05%	$181,904	$1,968	4.30%	$75,089	$829	4.44%
Investment Securities:
Taxable Investment Securities	768,591	9,033	4.77	723,038	8,814	4.85	638,509	7,600	4.79
Tax-Exempt Investment Securities (1)	35,549	461	5.26	28,681	374	5.19	31,745	400	5.07
Total Investment Securities	804,140	9,494	4.79	751,719	9,188	4.86	670,254	8,000	4.80
Loans (1)(2)	3,899,258	53,979	5.61	3,730,532	52,078	5.55	3,729,355	49,858	5.38
Federal Home Loan Bank Stock	18,988	435	9.28	18,686	377	8.02	18,058	343	7.64
Total Interest Earning Assets	4,928,283	65,964	5.43%	4,682,841	63,611	5.40%	4,492,756	59,030	5.28%
Noninterest Earning Assets	143,163			105,195			100,082
Total Assets	$5,071,446			$4,788,036			$4,592,838

Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$855,564	$8,189	3.88%	$836,155	$8,962	4.26%	$732,186	$7,693	4.23%
Savings and Money Market Deposits	1,302,349	11,935	3.72	1,073,194	10,795	4.00	896,844	8,781	3.94
Time Deposits	328,902	3,309	4.08	336,917	3,650	4.31	317,595	3,167	4.01
Brokered Deposits	834,866	8,670	4.21	875,015	9,403	4.27	1,014,197	10,549	4.18
Total Interest Bearing Deposits	3,321,681	32,103	3.92	3,121,281	32,810	4.18	2,960,822	30,190	4.10
Federal Funds Purchased	—	—	—	3,290	42	5.09	21,824	304	5.60
Notes Payable	13,750	258	7.60	13,750	275	7.95	13,750	295	8.64
FHLB Advances	354,556	2,156	2.47	347,652	2,229	2.55	318,648	2,258	2.85
Subordinated Debentures	79,710	983	5.00	79,616	1,001	5.00	79,328	991	5.02
Total Interest Bearing Liabilities	3,769,697	35,500	3.82%	3,565,589	36,357	4.06%	3,394,372	34,038	4.03%

Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	767,235			718,227			701,175
Other Noninterest Bearing Liabilities	69,106			48,271			69,043
Total Noninterest Bearing Liabilities	836,341			766,498			770,218
Shareholders' Equity	465,408			455,949			428,248
Total Liabilities and Shareholders' Equity	$5,071,446			$4,788,036			$4,592,838
Net Interest Income / Interest Rate Spread		30,464	1.61%		27,254	1.35%		24,992	1.25%
Net Interest Margin (3)			2.51%			2.32%			2.24%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(256)			(287)			(361)
Net Interest Income		$30,208			$26,967			$24,631

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Asset Quality Summary

(unaudited)

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Allowance for Credit Losses
Balance at Beginning of Period	$52,277	$51,018	$51,949	$51,347	$50,494
Day 1 PCD Allowance	—	114	—	—	—
Provision for Credit Losses(1)	1,500	1,450	—	600	850
Charge-offs	(12)	(317)	(937)	(10)	(2)
Recoveries	1	12	6	12	5
Net Charge-offs	$(11)	$(305)	$(931)	$2	$3
Balance at End of Period	53,766	52,277	51,018	51,949	51,347
Allowance for Credit Losses to Total Loans	1.34%	1.35%	1.38%	1.37%	1.36%

(1)	Includes a day 1 provision for credit losses for non-PCD loans acquired in the FMCB transaction of $950,000 for the three months ended December 31, 2024.

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Provision for Credit Losses on Loans and Leases	$1,500	$1,450	$—	$600	$850
Provision for (Recovery of) Credit Losses for Off-Balance Sheet Credit Exposures	—	725	—	—	(100)
Provision for Credit Losses	$1,500	$2,175	$—	$600	$750

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Selected Asset Quality Data
Loans 30-89 Days Past Due	$466	$1,291	$65	$502	$—
Loans 30-89 Days Past Due to Total Loans	0.01%	0.03%	0.00%	0.01%	0.00%
Nonperforming Loans	$10,290	$301	$8,378	$678	$249
Nonperforming Loans to Total Loans	0.26%	0.01%	0.23%	0.02%	0.01%
Nonaccrual Loans to Total Loans	0.26	0.01	0.23	0.02	0.01
Nonaccrual Loans and Loans Past Due 90 Days and Still Accruing to Total Loans	0.26	0.01	0.23	0.02	0.01
Foreclosed Assets	$—	$—	$434	$—	$20
Nonperforming Assets (1)	10,290	301	8,812	678	269
Nonperforming Assets to Total Assets (1)	0.20%	0.01%	0.19%	0.01%	0.01%
Net Loan Charge-Offs (Annualized) to Average Loans	0.00	0.03	0.10	0.00	0.00
Watchlist/Special Mention Risk Rating Loans	$38,346	$46,581	$31,991	$30,436	$21,624
Substandard Risk Rating Loans	31,587	21,791	31,637	33,908	33,829

(1)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Bridgewater Bancshares, Inc. and Subsidiaries
Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Pre-Provision Net Revenue
Noninterest Income	$2,079	$2,533	$1,522	$1,763	$1,550
Less: (Gain) Loss on Sales of Securities	(1)	—	28	(320)	(93)
Total Operating Noninterest Income	2,078	2,533	1,550	1,443	1,457
Plus: Net Interest Income	30,208	26,967	25,599	24,996	24,631
Net Operating Revenue	$32,286	$29,500	$27,149	$26,439	$26,088

Noninterest Expense	$18,136	$16,812	$15,760	$15,539	$15,189
Total Operating Noninterest Expense	$18,136	$16,812	$15,760	$15,539	$15,189

Pre-Provision Net Revenue	$14,150	$12,688	$11,389	$10,900	$10,899

Plus:
Non-Operating Revenue Adjustments	1	—	(28)	320	93
Less:
Provision for Credit Losses	1,500	2,175	—	600	750
Provision for Income Taxes	3,018	2,309	2,686	2,505	2,411
Net Income	$9,633	$8,204	$8,675	$8,115	$7,831

Average Assets	$5,071,446	$4,788,036	$4,703,804	$4,646,517	$4,592,838
Pre-Provision Net Revenue Return on Average Assets	1.13%	1.05%	0.96%	0.94%	0.95%

Adjusted Pre-Provision Net Revenue
Net Operating Revenue	$32,286	$29,500	$27,149	$26,439	$26,088

Noninterest Expense	$18,136	$16,812	$15,760	$15,539	$15,189
Less: Merger-related Expenses	(565)	(488)	(224)	—	—
Adjusted Total Operating Noninterest Expense	$17,571	$16,324	$15,536	$15,539	$15,189

Adjusted Pre-Provision Net Revenue	$14,715	$13,176	$11,613	$10,900	$10,899
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.18%	1.09%	0.98%	0.94%	0.95%

Core Net Interest Margin
Net Interest Income (Tax-equivalent Basis)	$30,464	$27,254	$25,905	$25,288	$24,992

Less:
Loan Fees	(719)	(747)	(968)	(767)	(608)
Purchase Accounting Accretion:
Loan Accretion	(342)	—	—	—	—
Bond Accretion	(578)	(91)	—	—	—
Bank-Owned Certificates of Deposit Accretion	(7)	—	—	—	—
Deposit Certificates of Deposit Accretion	(38)	—	—	—	—
Total Purchase Accounting Accretion	(965)	(91)	—	—	—

Core Net Interest Income (Tax-equivalent Basis)	$28,780	$26,416	$24,937	$24,521	$24,384

Average Interest Earning Assets	$4,928,283	$4,682,841	$4,595,521	$4,545,920	$4,492,756
Core Net Interest Margin	2.37%	2.24%	2.16%	2.17%	2.18%

Core Loan Yield
Loan Interest Income (Tax-equivalent Basis)	$53,979	$52,078	$52,118	$51,592	$49,858
Less:
Loan Fees	(719)	(747)	(968)	(767)	(608)
Loan Accretion	(342)	—	—	—	—
Core Loan Interest Income	$52,918	$51,331	$51,150	$50,825	$49,250

Average Loans	$3,899,258	$3,730,532	$3,721,654	$3,771,768	$3,729,355
Core Loan Yield	5.50%	5.47%	5.47%	5.42%	5.31%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Efficiency Ratio
Noninterest Expense	$18,136	$16,812	$15,760	$15,539	$15,189
Less: Amortization of Intangible Assets	(230)	(52)	(9)	(8)	(9)
Adjusted Noninterest Expense	$17,906	$16,760	$15,751	$15,531	$15,180

Net Interest Income	$30,208	$26,967	$25,599	$24,996	$24,631
Noninterest Income	2,079	2,533	1,522	1,763	1,550
Less: (Gain) Loss on Sales of Securities	(1)	—	28	(320)	(93)
Adjusted Operating Revenue	$32,286	$29,500	$27,149	$26,439	$26,088
Efficiency Ratio	55.5%	56.8%	58.0%	58.7%	58.2%

Adjusted Efficiency Ratio
Noninterest Expense	$18,136	$16,812	$15,760	$15,539	$15,189
Less: Amortization of Intangible Assets	(230)	(52)	(9)	(8)	(9)
Less: Merger-related Expenses	(565)	(488)	(224)	—	—
Adjusted Noninterest Expense	$17,341	$16,272	$15,527	$15,531	$15,180

Net Interest Income	$30,208	$26,967	$25,599	$24,996	$24,631
Noninterest Income	2,079	2,533	1,522	1,763	1,550
Less: (Gain) Loss on Sales of Securities	(1)	—	28	(320)	(93)
Adjusted Operating Revenue	$32,286	$29,500	$27,149	$26,439	$26,088
Adjusted Efficiency Ratio	53.7%	55.2%	57.2%	58.7%	58.2%

Adjusted Noninterest Expense to Average Assets (Annualized)
Noninterest Expense	$18,136	$16,812	$15,760	$15,539	$15,189
Less: Merger-related Expenses	(565)	(488)	(224)	—	—
Adjusted Noninterest Expense	$17,571	$16,324	$15,536	$15,539	$15,189

Average Assets	$5,071,446	$4,788,036	$4,703,804	$4,646,517	$4,592,838
Adjusted Noninterest Expense to Average Assets (Annualized)	1.41%	1.36%	1.31%	1.35%	1.33%

Tangible Common Equity and Tangible Common Equity/Tangible Assets
Total Shareholders' Equity	$468,975	$457,935	$452,200	$439,241	$433,611
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	402,461	391,421	385,686	372,727	367,097
Less: Intangible Assets	(19,602)	(19,832)	(2,789)	(2,797)	(2,806)
Tangible Common Equity	$382,859	$371,589	$382,897	$369,930	$364,291

Total Assets	$5,136,808	$5,066,242	$4,691,517	$4,687,035	$4,723,109
Less: Intangible Assets	(19,602)	(19,832)	(2,789)	(2,797)	(2,806)
Tangible Assets	$5,117,206	$5,046,410	$4,688,728	$4,684,238	$4,720,303
Tangible Common Equity/Tangible Assets	7.48%	7.36%	8.17%	7.90%	7.72%

Tangible Book Value Per Share
Book Value Per Common Share	$14.60	$14.21	$14.06	$13.63	$13.30
Less: Effects of Intangible Assets	(0.71)	(0.72)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$13.89	$13.49	$13.96	$13.53	$13.20

Return on Average Tangible Common Equity
Net Income Available to Common Shareholders	$8,620	$7,190	$7,662	$7,101	$6,818

Average Shareholders' Equity	$465,408	$455,949	$443,077	$435,585	$428,248
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	398,894	389,435	376,563	369,071	361,734
Less: Effects of Average Intangible Assets	(19,738)	(4,412)	(2,794)	(2,802)	(2,811)
Average Tangible Common Equity	$379,156	$385,023	$373,769	$366,269	$358,923
Return on Average Tangible Common Equity	9.22%	7.43%	8.16%	7.80%	7.64%

Adjusted Diluted Earnings Per Common Share
Net Income Available to Common Shareholders	$8,620	$7,190	$7,662	$7,101	$6,818
Add: Merger-related Expenses	565	488	224	—	—
Less: Tax Impact	(135)	(107)	(53)	—	—
Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses	$9,050	$7,571	$7,833	$7,101	$6,818

Diluted Weighted Average Shares Outstanding	28,036,506	28,055,532	27,904,910	27,748,184	28,089,805
Adjusted Diluted Earnings Per Common Share	$0.32	$0.27	$0.28	$0.26	$0.24

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Adjusted Return on Average Assets
Net Income	$9,633	$8,204	$8,675	$8,115	$7,831
Add: Merger-related Expenses	565	488	224	—	—
Less: Tax Impact	(135)	(107)	(53)	—	—
Net Income, Excluding Impact of Merger-related Expenses	$10,063	$8,585	$8,846	$8,115	$7,831

Average Assets	$5,071,446	$4,788,036	$4,703,804	$4,646,517	$4,592,838
Adjusted Return on Average Assets	0.80%	0.71%	0.75%	0.70%	0.69%

Adjusted Return on Average Shareholders' Equity
Net Income, Excluding Impact of Merger-related Expenses	$10,063	$8,585	$8,846	$8,115	$7,831

Average Shareholders' Equity	$465,408	$455,949	$443,077	$435,585	$428,248
Adjusted Return on Average Shareholders' Equity	8.77%	7.49%	7.94%	7.49%	7.35%

Adjusted Return on Average Tangible Common Equity
Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses	$9,050	$7,571	$7,833	$7,101	$6,818

Average Tangible Common Equity	$379,156	$385,023	$373,769	$366,269	$358,923
Adjusted Return on Average Tangible Common Equity	9.68%	7.82%	8.34%	7.80%	7.64%